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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report: June 29, 2004
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




                   200 Park Avenue, New York, New York 10166
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events and Regulation FD Disclosure.

         On June 29, 2004, MetLife, Inc., a Delaware corporation, issued a press release announcing that John C. Danforth, former U.S. senator from Missouri, resigned from the boards of directors of MetLife, Inc. and Metropolitan Life Insurance Company. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          99.1 Press release of MetLife, Inc., dated June 29, 2004, announcing the resignation of John C. Danforth.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: June 29, 2004








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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 99.1             Press Release of Metlife, Inc., dated June 29, 2004,
                  announcing the resignation of John C. Danforth.